UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 7, 2013

ePunk, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53564	26-1395403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

1060 Calle Negocio Suite B
San Clemente, CA 92673

(Address of principal executive offices) (Zip Code)

(949) 903-9144

(Registrant’s telephone number, including areacode)

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On May 28, 2013 ePunk, Inc. (“ePunk”) entered into an operating agreement with San West, Inc. (“San West”), whereby San West will be responsible for operating ePunk’s County Imports business.

The description of the Operating Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the Operating Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release issued on June 7, 2013 is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2013, Jesse Gonzales resigned from the Company’s Board of Directors and as the Company’s Chief Executive Officer, and will continue serving ePunk as an advisor to its online business.

On June 4, 2013, Justin Dornan resigned from the Company’s Board  of Directors and as the Company’s President and acting Chief Financial Officer, and will continue serving ePunk as a salesperson.

Effective simultaneously, on June 4, 2013, Sean Clarke was appointed as the Company’s acting Chairman and President.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release announcing the consummation of the Operating Agreement. A copy of the press release is furnished herewith as Exhibit 99.1

Item 8.01. Other Items.

On May 22, 2013 the Company held a Special Meeting of its Board of Directors whereby its directors agreed to cause   20,910,000 of their shares of restricted common stock to be irrevocably canceled. Jesse Gonzales cancelled 13,000,000 of his shares, and Justin Dornan cancelled 7,910,000 of his shares. In addition, former director to the Company, Frank Dreschler agreed cancel 5,300,000 shares of his holdings of ePunk common stock.

On a combined basis, 26,210,000, or 57% of the current outstanding shares on a fully diluted basis of ePunk have been cancelled. The number of shares outstanding after cancellation will be 19,950,602.

A form of the Cancellation Agreement signed by Mr. Gonzales and Mr. Dornan is attached hereto as Exhibit 10.2.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that the Company may make, contain forward-looking statements, including, without limitation, statements regarding the completion of the pending disposition of the Company’s industrial properties and the use of the sale proceeds from such pending disposition, within the meaning of the federal securities laws. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Certain factors that could cause actual results to differ materially from the Company’s expectations include the Company’s ability to raise operating and growth capital  and other risks detailed under “Risk Factors” in Part I, Item 1A in the Company’s Annual Report on Form 10-K for the year ended September 30, 2012 and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. We have no duty to, and do not intend to, update or revise the forward-looking statements in this discussion after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed, or furnished, as applicable, with this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Operating Agreement, dated as of May 28, 2013, by and among ePunk, Inc. and San San West, Inc.

10.2	Cancellation Agreement dated as of May 23, 2013.

99.1	Press Release dated June 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2013

ePunk, Inc.

By:	/s/ Sean Clarke
Sean Clarke
Chairman and President

EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being filed, or furnished, as applicable, with this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Operating Agreement, dated as of May 28, 2013, by and among ePunk, Inc. and San San West, Inc.

10.2	Cancellation Agreement dated as of May 23, 2013.

99.1	Press Release dated June 7, 2013.